UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): SEPTEMBER 4, 2008

ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)

(952) 938-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

ADC Telecommunications, Inc. has reported its 3rd Quarter 2008 financial results.  The Company’s press release dated SEPTEMBER 4, 2008 announcing the results is attached hereto as Exhibit 99.1.

Item 7.01.     Regulation FD Disclosure

ADC Telecommunications, Inc. has reported its 3rd Quarter 2008 financial results. The Company’s press release dated SEPTEMBER 4, 2008 announcing the results is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

	Exhibit 99.1:	Press Release dated SEPTEMBER 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC.
(Registrant)

Date:	SEPTEMBER 4, 2008	By: /s/ James G. Mathews
James G. Mathews
Vice President and Chief Financial Officer

ADC TELECOMMUNICATIONS, INC.
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated SEPTEMBER 4, 2008